INVESTOR FINANCIAL SUPPLEMENT
March 31, 2014

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of April 23, 2014
Address:
One Hartford Plaza		A.M. Best	Fitch	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A	A+	A	A2
	Hartford Life Insurance Company	A-	BBB+	BBB+	Baa2
Internet address:	Hartford Life and Accident Insurance Company	A	A	A	A3
http://www.thehartford.com	Hartford Life and Annuity Insurance Company	A-	BBB+	BBB+	Baa2

Other Ratings:
The Hartford Financial Services Group, Inc.:
Contacts:	Senior debt	bbb+	BBB	BBB	Baa3
Sabra Purtill	Commercial paper	AMB-2	F2	A-2	P-3
Senior Vice President
Investor Relations
Phone (860) 547-8691

Sean Rourke	TRANSFER AGENT
Assistant Vice President	Shareholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
Investor Relations	Computershare	Computershare
Phone (860) 547-5688	P.O. Box 30170	211 Quality Circle, Suite 210
	College Station, TX 77842-3170	College Station, TX 77845
Phone (877) 272-7740

COMMON STOCK
Common stock and warrants of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG/WS", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT
TABLE OF CONTENTS

CONSOLIDATED	Consolidated Financial Results	1
	Operating Results by Segment	2
	Consolidated Statements of Operations	3
	Consolidating Balance Sheets	4
	Capital Structure	5
	Statutory Capital and Surplus to GAAP Stockholders’ Equity Reconciliation	6
	Accumulated Other Comprehensive Income (Loss)	7
	Deferred Policy Acquisition Costs and Present Value of Future Profits	8

PROPERTY & CASUALTY	Property & Casualty Combined Income Statements	9
	Property & Casualty Combined Underwriting Ratios	10
	P&C Commercial Underwriting Results	11
	P&C Commercial Underwriting Ratios	12
	P&C Commercial Supplemental Data	13
	Consumer Markets Underwriting Results	14
	Consumer Markets Underwriting Ratios	15
	Consumer Markets Supplemental Data	16
	P&C Other Operations Underwriting Results	17

GROUP BENEFITS	Income Statements	18
	Supplemental Data	19

MUTUAL FUNDS	Income Statements	20
	Asset Value Rollforward - Assets Under Management By Distribution Channel	21
	Asset Value Rollforward - Assets Under Management By Asset Class	22

TALCOTT RESOLUTION	Financial Highlights	23
	Supplemental Data	24
	U.S. Annuity Account Value Rollforward	25
	Japan Annuity Account Value Rollforward	26
	Annuity Death and Living Benefits	27
	Variable Annuity Guaranteed Benefits	28

CORPORATE	Income Statements	29

INVESTMENTS	Investment Earnings Before Tax - Consolidated	30
	Investment Earnings Before Tax - Property & Casualty Combined	31
	Net Investment Income by Segment	32
	Components of Net Realized Capital Gains (Losses)	33
	Composition of Invested Assets	34
	Invested Asset Exposures	35

APPENDIX	Basis of Presentation and Definitions	36
	Discussion of Non-GAAP and Other Financial Measures	36

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
HIGHLIGHTS
Net income (loss)	$495	$314	$293	$(190)	$(241)
Core earnings	$564	$456	$505	$324	$457
Total revenues	$4,461	$6,073	$5,623	$5,444	$9,024
Total assets	$272,923	$277,884	$283,947	$294,833	$297,021
PER SHARE AND SHARES DATA
Basic earnings (losses) per common share
Net income (loss) available to common shareholders	$1.10	$0.70	$0.65	$(0.42)	$(0.58)
Core earnings available to common shareholders	$1.25	$1.01	$1.12	$0.72	$1.02
Diluted earnings (losses) per common share [1]
Net income (loss) available to common shareholders	$1.03	$0.65	$0.60	$(0.42)	$(0.58)
Core earnings available to common shareholders	$1.18	$0.94	$1.03	$0.66	$0.93
Weighted average common shares outstanding (basic)	449.8	451.1	452.1	451.4	436.3
Dilutive effect of stock compensation	6.2	5.1	4.6	4.2	3.9
Dilutive effect of warrants	22.6	29.9	33.9	33.4	31.7
Weighted average common shares outstanding and dilutive potential common shares (diluted), before assumed conversion of preferred shares	478.6	486.1	490.6	489.0	471.9
Dilutive effect of assumed conversion of preferred shares [2]	—	—	—	—	21.2
Weighted average common shares outstanding and dilutive potential common shares (diluted) and assumed conversion of preferred shares	478.6	486.1	490.6	489.0	493.1
Common shares outstanding	452.5	453.3	448.5	453.9	435.3
Book value per common share	$43.70	$41.71	$42.20	$41.89	$46.78
Per common share impact of accumulated other comprehensive income [3]	$1.46	$(0.17)	$(0.04)	$0.16	$3.79
Book value per common share (excluding AOCI)	$42.24	$41.88	$42.24	$41.73	$42.99
Book value per diluted share	$41.56	$39.14	$38.87	$38.59	$42.43
Per diluted share impact of AOCI	$1.39	$(0.16)	$(0.04)	$0.15	$3.34
Book value per diluted share (excluding AOCI)	$40.17	$39.30	$38.91	$38.44	$39.09
Common shares outstanding and dilutive potential common shares	475.8	483.0	486.9	492.7	493.0
FINANCIAL RATIOS
ROE (net income (loss) last 12 months to stockholders' equity including AOCI)	4.5%	0.9%	(0.9)%	(2.3)%	(1.8)%
ROE (core earnings last 12 months to stockholders' equity excluding AOCI)	9.6%	9.0%	8.0%	7.6%	7.2%
Debt to capitalization, including AOCI	24.3%	25.7%	25.0%	25.8%	23.2%
Annualized investment yield, after-tax	3.1%	3.0%	2.9%	3.1%	3.0%

[1]	As a result of anti-dilutive impact, in periods of a loss, weighted average common shares outstanding (basic) are used in the calculation of diluted earnings per share.

[2]	The preferred shares converted to 21.2 million common shares in April 2013.

[3]	Accumulated other comprehensive income ("AOCI") represents after-tax unrealized gain (loss) on available-for-sale securities, other than temporary impairment losses recognized in
AOCI, net gain (loss) on cash-flow hedging instruments, foreign currency translation adjustments and pension and other postretirement adjustments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Core earnings (losses):
P&C Commercial	$264	$229	$176	$198	$224
Consumer Markets	101	49	68	15	73
P&C Other Operations	21	22	19	(73)	21
Property & Casualty Combined	$386	$300	$263	$140	$318
Group Benefits	45	55	36	37	30
Mutual Funds	21	20	18	20	20
Sub-total	452	375	317	197	368
Talcott Resolution	175	173	204	196	162
Corporate	(63)	(92)	(16)	(69)	(73)
CONSOLIDATED CORE EARNINGS	$564	$456	$505	$324	$457
Add: Unlock benefit (charge), after-tax [1]	$14	$47	$(67)	$36	$(541)
Add: Restructuring and other costs, after-tax	(13)	(10)	(10)	(12)	(12)
Add: Income (loss) from discontinued operations, after-tax	—	(2)	(5)	(126)	(1)
Add: Loss on extinguishment of debt, after-tax	—	—	—	—	(138)
Add: Net reinsurance gain (loss) on dispositions, after-tax	—	—	—	1	(25)
Add: Net realized capital gains (losses), after-tax and DAC, excluded from core earnings	(70)	(177)	(130)	(413)	19
Net income (loss)	$495	$314	$293	$(190)	$(241)
PER SHARE DATA
Diluted earnings (losses) per common share:
Core earnings available to common shareholders	$1.18	$0.94	$1.03	$0.66	$0.93
Net income (loss) available to common shareholders	$1.03	$0.65	$0.60	$(0.42)	$(0.58)

[1]The Unlock benefit (charge) recorded in the periods presented affected each income statement line item as follows:

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Earned premiums	$—	$(2)	$—	$(1)	$(1)
Fee income	—	1	12	1	2
Benefits, losses and loss adjustment expenses	(10)	(71)	(54)	(72)	(71)
Amortization of DAC	(12)	(5)	170	17	904
Income tax expense (benefit)	8	28	(37)	19	(291)
Unlock benefit (charge), after-tax [a.]	$14	$47	$(67)	$36	$(541)

[a.] The Unlock charge for the three months ended March 31, 2013 relates primarily to costs associated with expanding the
Japan variable annuity hedging program in the Talcott Resolution - International Annuity segment resulting in the elimination of estimated future gross profits on the Japan annuity block.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Earned premiums	$3,301	$3,344	$3,337	$3,293	$3,252
Fee income [1]	621	685	690	678	680
Net investment income (loss):
Securities available-for-sale and other	836	827	812	867	856
Equity securities, trading [2]	(236)	1,432	878	1,189	2,562
Total net investment income	600	2,259	1,690	2,056	3,418
Realized capital gains (losses):
Total other-than-temporary impairment (“OTTI”) losses	(23)	(15)	(28)	(17)	(33)
OTTI losses recognized in other comprehensive income	1	1	2	5	12
Net OTTI losses recognized in earnings	(22)	(14)	(26)	(12)	(21)
Net realized capital gains on business dispositions [3]	—	—	—	1	1,574
Other net realized capital gains (losses)	(64)	(275)	(136)	(637)	53
Total net realized capital gains (losses)	(86)	(289)	(162)	(648)	1,606
Other revenues	25	74	68	65	68
Total revenues [1]	4,461	6,073	5,623	5,444	9,024
Benefits, losses and loss adjustment expenses	2,604	2,659	2,739	2,886	2,664
Benefits, losses and loss adjustment expenses—returns credited on international variable annuities [2]	(236)	1,432	878	1,188	2,562
Amortization of DAC	396	380	594	391	1,336
Insurance operating costs and other expenses [1]	947	1,129	975	1,099	1,005
Loss on extinguishment of debt	—	—	—	—	213
Reinsurance loss on dispositions [3]	—	—	—	—	1,574
Interest expense	95	96	94	100	107
Total benefits and expenses [1]	3,806	5,696	5,280	5,664	9,461
Income (loss) from continuing operations before income taxes	655	377	343	(220)	(437)
Income tax expense (benefit)	160	61	45	(156)	(197)
Income (loss) from continuing operations, after-tax	495	316	298	(64)	(240)
Loss from discontinued operations, after-tax [4]	—	(2)	(5)	(126)	(1)
Net income (loss)	$495	$314	$293	$(190)	$(241)

[1]	Reflects change in presentation of Mutual Funds revenues and expenses for all periods presented as described in footnote [1] on page 20.

[2]	Includes investment income and mark-to-market effects of equity securities, trading, supporting the international variable annuity business, which are classified in net investment income with corresponding amounts credited to policyholders within benefits, losses and loss adjustment expenses.

[3]	All amounts pertain to the sales of the Retirement Plans and Individual Life businesses.

[4]	For further information related to the discontinued operations of the U.K. variable annuity business, refer to Talcott Resolution Financial Highlights on page 23.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	LIFE [1]		PROPERTY & CASUALTY [1]		CORPORATE [1]		CONSOLIDATED
	Mar. 31 2014	Dec. 31 2013	Mar. 31 2014	Dec. 31 2013	Mar. 31 2014	Dec. 31 2013	Mar. 31 2014	Dec. 31 2013
Investments
Fixed maturities, available-for-sale, at fair value	$37,006	$36,608	$25,336	$24,684	$997	$1,065	$63,339	$62,357
Fixed maturities, at fair value using the fair value option	952	824	57	20	—	—	1,009	844
Equity securities, trading, at fair value	17,418	19,745	—	—	—	—	17,418	19,745
Equity securities, available-for-sale, at fair value	405	450	245	292	129	126	779	868
Mortgage loans	4,155	4,172	1,552	1,426	—	—	5,707	5,598
Policy loans, at outstanding balance	1,429	1,420	—	—	—	—	1,429	1,420
Limited partnerships and other alternative investments	1,449	1,447	1,572	1,593	—	—	3,021	3,040
Other investments	226	383	99	121	15	17	340	521
Short-term investments	2,612	2,211	1,008	984	422	813	4,042	4,008
Total investments	$65,652	$67,260	$29,869	$29,120	$1,563	$2,021	$97,084	$98,401
Cash	1,106	1,237	176	189	3	2	1,285	1,428
Premiums receivable and agents’ balances	275	279	3,191	3,186	—	—	3,466	3,465
Reinsurance recoverables	20,407	20,595	2,732	2,735	—	—	23,139	23,330
DAC	1,528	1,612	564	549	—	—	2,092	2,161
Deferred income taxes	1,315	1,642	532	818	1,364	1,380	3,211	3,840
Goodwill	149	149	119	119	230	230	498	498
Property and equipment, net	234	247	627	621	9	9	870	877
Other assets	1,542	1,703	1,027	1,090	217	205	2,786	2,998
Separate account assets [2]	138,492	140,886	—	—	—	—	138,492	140,886
Total assets	$230,700	$235,610	$38,837	$38,427	$3,386	$3,847	$272,923	$277,884
Future policy benefits, unpaid losses and loss adjustment expenses	19,809	19,669	21,652	21,704	—	—	$41,461	$41,373
Other policyholder funds and benefits payable	38,430	39,029	—	—	—	—	38,430	39,029
Other policyholder funds and benefits payable— International variable annuities	17,406	19,734	—	—	—	—	17,406	19,734
Unearned premiums	163	177	5,164	5,049	(1)	(1)	5,326	5,225
Debt	386	238	—	—	5,964	6,306	6,350	6,544
Other liabilities	2,523	3,006	1,410	1,550	1,751	1,632	5,684	6,188
Separate account liabilities	138,492	140,886	—	—	—	—	138,492	140,886
Total liabilities	$217,209	$222,739	$28,226	$28,303	$7,714	$7,937	$253,149	$258,979
Common equity, excluding AOCI	12,244	12,053	9,910	9,721	(3,039)	(2,790)	19,115	18,984
AOCI, after-tax	1,247	818	701	403	(1,289)	(1,300)	659	(79)
Total stockholders’ equity	13,491	12,871	10,611	10,124	(4,328)	(4,090)	19,774	18,905
Total liabilities and equity	$230,700	$235,610	$38,837	$38,427	$3,386	$3,847	$272,923	$277,884

[1]	For a description of Life, Property & Casualty and Corporate, refer to the Appendix - Basis of Presentation and Definitions.

[2]	Excludes Mutual Funds assets under management ("AUM") owned by the shareholders of those funds and not by the Company.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
DEBT
Short-term debt	$532	$438	$200	$520	$520
Senior notes	4,718	5,006	5,006	5,005	4,707
Junior subordinated debentures	1,100	1,100	1,100	1,100	1,100
Total debt	$6,350	$6,544	$6,306	$6,625	$6,327
STOCKHOLDERS’ EQUITY
Common stockholders' equity, excluding AOCI	$19,115	$18,984	$18,945	$18,939	$18,715
Preferred stock	—	—	—	—	556
AOCI	659	(79)	(17)	74	1,649
Total stockholders’ equity	$19,774	$18,905	$18,928	$19,013	$20,920
CAPITALIZATION
Total capitalization, including AOCI, after tax	$26,124	$25,449	$25,234	$25,638	$27,247
Total capitalization, excluding AOCI, after tax	$25,465	$25,528	$25,251	$25,564	$25,598
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	24.3%	25.7%	25.0%	25.8%	23.2%
Total debt to capitalization, excluding AOCI	24.9%	25.6%	25.0%	25.9%	24.7%
Total rating agency adjusted debt to capitalization [1] [2]	26.9%	28.4%	28.5%	29.3%	26.6%

[1]
The leverage calculation reflects adjustments related to the Company’s defined benefit plans unfunded pension liability and the Company's rental expense on operating leases for total adjustments of $1.3 billion, $1.4 billion, $1.6 billion, $1.6 billion, and $1.6 billion for the three months ended March 31, 2014, December 31, 2013, September 30, 2013, June 30, 2013, and March 31 2013, respectively.

[2]	Reflects 25% equity credit for the junior subordinated debentures. Reflects 100% equity credit for preferred stock which converted to common equity on April 1, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL AND SURPLUS TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION

	Mar. 31 2014	[3]	Dec. 31 2013	[3]
U.S. statutory net income
Property & Casualty [1]	$504		$1,217
Life [1] [2]	$(122)		$2,144
U.S. statutory capital and surplus - Property & Casualty	$8,294		$8,022
U.S. GAAP adjustments:
DAC	564		549
Benefit reserves	(48)		(48)
Unrealized gains on investments, after tax	621		313
Goodwill	119		119
Non-admitted assets	884		973
Other, net	177		196
U.S. GAAP stockholders’ equity - Property & Casualty	$10,611		$10,124
U.S. statutory capital and surplus - Life	$7,016		$6,639
U.S. GAAP adjustments:
DAC	1,528		1,612
Deferred taxes	204		573
Benefit reserves	(576)		(20)
Unrealized gains on investments, after tax	1,645		937
Asset valuation reserve and interest maintenance reserve	837		787
Goodwill	149		149
Other, net	373		136
Investment in foreign and non-insurance subsidiaries	2,315		2,058
U.S. GAAP stockholders’ equity - Life	$13,491		$12,871

[1]	For a description of Property & Casualty and Life, refer to the Appendix - Basis of Presentation and Definitions on page 36.

[2]	Statutory net income does not include capital gains and losses on the mark to market effects of hedging programs that may be accounted for as realized capital gains (losses) under U.S. GAAP.

[3]	Statutory net income is for the three months ended March 31, 2014 and the year ended December 31, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Fixed maturities net unrealized gain	$1,663	$975	$976	$1,141	$2,484
Equities net unrealized gain	23	12	12	21	45
OTTI losses recognized in AOCI	(10)	(12)	(20)	(23)	(32)
Net deferred gain on cash flow hedging instruments	121	108	167	188	320
Total net unrealized gain	$1,797	$1,083	$1,135	$1,327	$2,817
Foreign currency translation adjustments	108	91	184	92	186
Pension and other postretirement adjustment	(1,246)	(1,253)	(1,336)	(1,345)	(1,354)
Total AOCI	$659	$(79)	$(17)	$74	$1,649

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS (“DAC”)

	THREE MONTHS ENDED MAR. 31 2014
				Talcott Resolution
	Property and Casualty	Group Benefits	Mutual Funds	U.S. Annuity	Institutional	Consolidated
Balance, beginning of period	$549	$41	$19	$1,505	$47	$2,161
Deferred costs	326	10	5	8	1	350
Amortization — DAC	(311)	(9)	(9)	(78)	(1)	(408)
Amortization — DAC unlock benefit, before tax	—	—	—	12	—	12
Adjustments to unrealized gains/losses on securities available-for-sale and other	—	1	—	(23)	(1)	(23)
Balance, end of period	$564	$43	$15	$1,424	$46	$2,092

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING RESULTS
Written premiums	$2,597	$2,349	$2,556	$2,501	$2,523
Change in unearned premium reserve	128	(149)	68	48	98
Earned premiums	2,469	2,498	2,488	2,453	2,425
Losses and loss adjustment expenses
Current accident year before catastrophes	1,524	1,615	1,607	1,551	1,536
Current accident year catastrophes	86	28	66	186	32
Prior year development	(40)	15	17	146	14
Total losses and loss adjustment expenses	1,570	1,658	1,690	1,883	1,582
Amortization of DAC	311	310	308	309	310
Underwriting expenses [1]	331	398	391	389	375
Dividends to policyholders	4	4	4	4	4
Underwriting gain (loss)	253	128	95	(132)	154
Net investment income	326	324	296	338	312
Net realized capital gains (losses)	(37)	72	2	(7)	51
Other expense	(36)	(45)	(32)	(34)	(24)
Income from continuing operations before income taxes	506	479	361	165	493
Income tax expense	143	133	98	27	142
Income from continuing operations, after tax	363	346	263	138	351
Income (loss) from discontinued operations, after tax	—	—	1	(2)	—
Net income	363	346	264	136	351
Less: Restructuring and other costs, after tax	—	—	(1)	—	—
Less: Income (loss) from discontinued operations, after tax	—	—	1	(2)	—
Less: Net realized capital gains (losses), after tax and DAC, excluded from core earnings	(23)	46	1	(2)	33
Core earnings	$386	$300	$263	$140	$318
[1] The three months ended March 31, 2014 includes a $49 before tax reduction for New York (NY) State Workers' Compensation Board assessments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY COMBINED
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING GAIN (LOSS)	$253	$128	$95	$(132)	$154
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	61.7	64.7	64.6	63.2	63.3
Current accident year catastrophes	3.5	1.1	2.7	7.6	1.3
Prior year development	(1.6)	0.6	0.7	6.0	0.6
Total losses and loss adjustment expenses	63.6	66.4	67.9	76.8	65.2
Expenses [1]	26.0	28.3	28.1	28.5	28.2
Policyholder dividends	0.2	0.2	0.2	0.2	0.2
Combined ratio	89.8	94.9	96.2	105.4	93.6
Current accident year catastrophes and prior year development	1.9	1.7	3.4	13.6	1.9
Combined ratio before catastrophes and prior year development	87.9	93.2	92.8	91.8	91.8
[1] Includes 2.0 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING RESULTS
Written premiums	$1,669	$1,463	$1,567	$1,533	$1,645
Change in unearned premium reserve	128	(103)	4	(12)	116
Earned premiums	1,541	1,566	1,563	1,545	1,529
Losses and loss adjustment expenses
Current accident year before catastrophes	934	972	991	966	968
Current accident year catastrophes	60	7	48	44	6
Prior year development [2]	(7)	12	26	37	8
Total losses and loss adjustment expenses	987	991	1,065	1,047	982
Amortization of DAC	226	226	226	226	227
Underwriting expenses [1]	188	247	238	243	225
Dividends to policyholders	4	4	4	4	4
Underwriting gain	$136	$98	$30	$25	$91

[1]	The three months ended March 31, 2014 includes a $49 before tax reduction for NY State Workers' Compensation Board assessments. Small Commercial, Middle Market and Specialty
Commercial represent $25, $14 and $10, respectively, of the reduction.

[2]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Auto liability	$5	$—	$86	$40	$15
Professional liability	(8)	—	—	(30)	1
Package business	(3)	16	—	(3)	(11)
General liability	—	(1)	(45)	(10)	(19)
Fidelity and surety	—	(3)	—	—	(5)
Commercial property	(3)	—	(1)	(2)	(4)
Uncollectible reinsurance	—	—	—	(25)	—
Workers’ compensation	—	(11)	(10)	1	18
Workers’ compensation - NY 25a Fund for Reopened Cases	—	—	—	80	—
Change in workers' compensation discount, including accretion	8	7	8	7	8
Catastrophes	(12)	(3)	(12)	(9)	—
Other reserve re-estimates, net	6	7	—	(12)	5
Total prior year development	$(7)	$12	$26	$37	$8

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING GAIN	$136	$98	$30	$25	$91
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	60.6	62.1	63.4	62.5	63.3
Current accident year catastrophes	3.9	0.4	3.1	2.8	0.4
Prior year development [1]	(0.5)	0.8	1.7	2.4	0.5
Total losses and loss adjustment expenses	64.0	63.3	68.1	67.8	64.2
Expenses [2]	26.9	30.2	29.7	30.4	29.6
Policyholder dividends	0.3	0.3	0.3	0.3	0.3
Combined ratio	91.2	93.7	98.1	98.4	94.0
Current accident year catastrophes and prior year development	3.4	1.2	4.8	5.2	0.9
Combined ratio before catastrophes and prior year development	87.7	92.5	93.3	93.1	93.1

COMBINED RATIOS BY LINE OF BUSINESS [3]
SMALL COMMERCIAL
Combined ratio	85.7	85.8	92.4	94.5	89.9
Combined ratio before catastrophes	83.3	85.4	89.9	91.8	88.2
Combined ratio before catastrophes and prior year development	83.7	85.9	87.1	87.6	89.2
MIDDLE MARKET
Combined ratio	96.1	97.1	102.7	101.7	91.6
Combined ratio before catastrophes	90.6	96.9	99.7	99.3	93.2
Combined ratio before catastrophes and prior year development	90.1	94.8	95.9	95.2	95.8
SPECIALTY COMMERCIAL
Combined ratio	97.3	102.4	111.0	113.8	112.6
Combined ratio before catastrophes	97.2	102.5	110.9	113.4	111.8
Combined ratio before catastrophes and prior year development	94.7	100.6	103.0	105.7	98.9
[1]For a summary of prior year loss reserve development, refer to footnote [2] on page 11.
[2]The expense ratio includes 3.2 point favorable impact related to a reduction in NY State Workers' Compensation Board assessments in the three months ended March 31, 2014.

[3]
Small Commercial, Middle Market and Specialty Commercial include a benefit of 3.3 points, 2.5 points and 4.4 points, respectively, for the NY State Workers' Compensation Board assessments reduction. For additional information, refer to footnote [1] on page 11.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C COMMERCIAL
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
WRITTEN PREMIUMS
Small Commercial	$865	$715	$740	$787	$842
Middle Market	566	555	570	518	546
Specialty Commercial	229	186	248	219	248
National Accounts	113	62	90	72	91
Financial Products	55	63	61	60	53
Programs	58	60	93	85	101
Other Specialty	3	1	4	2	3
Other	9	7	9	9	9
Total	$1,669	$1,463	$1,567	$1,533	$1,645
EARNED PREMIUMS
Small Commercial	$769	$777	$769	$763	$754
Middle Market	541	549	545	540	530
Specialty Commercial	223	234	240	233	236
National Accounts	80	79	83	70	68
Financial Products	59	62	61	64	63
Programs	81	89	92	97	102
Other Specialty	3	4	4	2	3
Other	8	6	9	9	9
Total	$1,541	$1,566	$1,563	$1,545	$1,529

STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Standard Commercial Lines	7%	8%	7%	7%	8%
Policy Count Retention
Small Commercial	83%	82%	81%	80%	82%
Middle Market	81%	79%	80%	79%	77%
New Business Premium
Small Commercial	$131	$111	$115	$125	$134
Middle Market	$111	$102	$107	$116	$97
Policies in Force (in thousands)
Small Commercial	1,179	1,177	1,181	1,181	1,185
Middle Market	73	73	74	74	75

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
UNDERWRITING RESULTS	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Written premiums	$927	$886	$988	$967	$878
Change in unearned premium reserve	(1)	(45)	63	59	(18)
Earned premiums	928	931	925	908	896
Losses and loss adjustment expenses
Current accident year before catastrophes	590	643	616	585	568
Current accident year catastrophes	26	21	18	142	26
Prior year development [1]	(34)	—	(11)	(32)	4
Total losses and loss adjustment expenses	582	664	623	695	598
Amortization of DAC	85	84	82	83	83
Underwriting expenses	136	144	145	139	143
Underwriting gain (loss)	$125	$39	$75	$(9)	$72

[1]	Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Auto liability	$—	$1	$—	$2	$—
Homeowners	(13)	3	1	(2)	(8)
Catastrophes	(21)	(2)	(8)	(31)	2
Other reserve re-estimates, net	—	(2)	(4)	(1)	10
Total prior year development	$(34)	$—	$(11)	$(32)	$4

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
UNDERWRITING RATIOS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING GAIN (LOSS)	$125	$39	$75	$(9)	$72
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	63.6	69.1	66.6	64.4	63.4
Current accident year catastrophes	2.8	2.3	1.9	15.6	2.9
Prior year development [1]	(3.7)	—	(1.2)	(3.5)	0.4
Total losses and loss adjustment expenses	62.7	71.3	67.4	76.5	66.7
Expenses	23.8	24.5	24.5	24.4	25.2
Combined ratio	86.5	95.8	91.9	101.0	92.0
Current accident year catastrophes and prior year development	(0.9)	2.3	0.7	12.1	3.3
Combined ratio before catastrophes and prior year development	87.4	93.6	91.1	88.9	88.6
PRODUCT
Automobile
Combined ratio	91.4	102.4	96.3	94.6	96.0
Combined ratio before catastrophes and prior year development	91.6	102.7	96.8	93.8	93.3
Homeowners
Combined ratio	75.3	78.3	81.2	115.0	82.7
Combined ratio before catastrophes and prior year development	77.4	70.6	77.6	77.9	77.9

[1]	For a summary of (favorable) unfavorable prior year loss reserve development refer to footnote [1] on page 14.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSUMER MARKETS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$669	$632	$725	$718	$647
AARP Agency	71	66	62	52	45
Other Agency	173	175	187	182	173
Other	14	13	14	15	13
Total	$927	$886	$988	$967	$878
EARNED PREMIUMS
AARP Direct	$678	$684	$682	$673	$662
AARP Agency	58	54	47	41	35
Other Agency	179	181	182	181	184
Other	13	12	14	13	15
Total	$928	$931	$925	$908	$896
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$660	$608	$668	$657	$629
Homeowners	267	278	320	310	249
Total	$927	$886	$988	$967	$878
EARNED PREMIUMS
Automobile	$636	$640	$637	$626	$619
Homeowners	292	291	288	282	277
Total	$928	$931	$925	$908	$896
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Renewal Written Price Increases
Automobile	5%	5%	5%	5%	5%
Homeowners	8%	8%	8%	7%	6%
Policy Count Retention
Automobile	87%	86%	86%	86%	86%
Homeowners	87%	86%	86%	87%	87%
Premium Retention
Automobile	89%	87%	88%	88%	88%
Homeowners	93%	92%	92%	92%	92%
New Business Premium
Automobile	$104	$94	$100	$93	$87
Homeowners	$32	$32	$35	$34	$30
Policies in Force (in thousands)
Automobile	2,033	2,019	2,021	2,020	2,019
Homeowners	1,324	1,319	1,321	1,322	1,322

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
UNDERWRITING RESULTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
UNDERWRITING RESULTS
Written premiums	$1	$—	$1	$1	$—
Change in unearned premium reserve	1	(1)	1	1	—
Earned premiums	—	1	—	—	—
Losses and loss adjustment expenses
Prior year development [1]	1	3	2	141	2
Total losses and loss adjustment expenses	1	3	2	141	2
Underwriting expenses	7	7	8	7	7
Underwriting loss	$(8)	$(9)	$(10)	$(148)	$(9)
[1] Prior year development includes the following (favorable) unfavorable prior year loss reserve development:

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Asbestos	$—	$—	$—	$130	$—
Environmental	—	—	1	10	1
Other reserve re-estimates, net	1	3	1	1	1
Total prior year development	$1	$3	$2	$141	$2

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Earned premiums	$784	$821	$817	$823	$812
Fee income	15	14	14	15	14
Net investment income	96	97	96	100	97
Net realized capital gains (losses)	8	3	(8)	37	18
Total revenues	903	935	919	975	941
Benefits, losses and loss adjustment expenses	597	607	637	635	639
Amortization of DAC	9	9	8	8	8
Insurance operating costs and other expenses	228	239	237	248	240
Total benefits and expenses	834	855	882	891	887
Income before income taxes	69	80	37	84	54
Income tax expense	18	22	6	23	12
Net income	51	58	31	61	42
Less: Net realized capital gains (losses), after tax, excluded from core earnings	6	3	(5)	24	12
Core earnings	$45	$55	$36	$37	$30
After-tax margin (excluding buyouts)
Net income	5.7%	6.2%	3.4%	6.3%	4.5%
Core earnings	5.1%	5.9%	3.9%	3.9%	3.2%

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
PREMIUMS
Fully insured ongoing premiums
Group disability	$346	$352	$343	$355	$345
Group life [1]	388	428	435	427	426
Other	42	41	39	40	41
Total fully insured ongoing premiums	$776	$821	$817	$822	$812
Total buyouts [2]	8	—	—	1	—
Total premiums	784	821	817	823	812
Group disability premium equivalents [3]	103	102	104	100	106
Total premiums and premium equivalents	$887	$923	$921	$923	$918
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$88	$29	$32	$46	$76
Group life	79	26	28	55	88
Other	13	3	3	2	5
Total fully insured ongoing sales	180	58	63	103	169
Total buyouts [2]	8	—	—	1	—
Total sales	188	58	63	104	169
Group disability premium equivalents [3]	25	23	5	18	15
Total sales and premium equivalents	$213	$81	$68	$122	$184
RATIOS [4]
Loss ratio
Group disability loss ratio	82.4%	75.7%	87.9%	82.7%	89.9%
Group life loss ratio	67.9%	70.8%	68.2%	70.8%	68.1%
Total loss ratio	74.5%	72.7%	76.7%	75.7%	77.4%
Expense ratio	30.0%	29.7%	29.5%	30.6%	30.0%

[1]	Association - Financial Institution business represents $44, $65, $68, $71 and $72 for the three months ended March 31, 2014, December 31, 2013, September 30, 2013,
June 30, 2013 and March 31, 2013, respectively.

[2]	Takeover of open claim liabilities and other non-recurring premium amounts.

[3]	Administrative service only fees and premium equivalent of claims under claim management.

[4]	Ratios calculated include fee income and exclude the effects of buyout premiums.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Investment management fees [1]	$146	$146	$139	$137	$133
Shareholder servicing fees	19	19	19	20	20
Other revenue	9	10	10	8	7
Total revenues [1]	174	175	168	165	160
Sub-advisory	51	51	48	48	48
Employee compensation and benefits	25	26	24	24	25
Distribution and service [1]	43	43	43	41	41
General, administrative and other	22	25	24	21	18
Total expenses [1]	141	145	139	134	132
Income before income taxes	33	30	29	31	28
Income tax expense	12	11	10	11	10
Net income	21	19	19	20	18
Less: Restructuring and other costs, after-tax	—	—	1	(1)	(1)
Less: Net realized capital gains (losses), after-tax, excluded from core earnings	—	(1)	—	1	(1)
Core earnings	$21	$20	$18	$20	$20
Return on assets (bps, after-tax) [2]
Net income	8.6	8.0	8.4	8.8	8.0
Core earnings	8.6	8.5	8.0	8.8	8.9

[1]	Certain investment management fees previously reported as gross revenues are being reported as a net amount in distribution and service expenses for all periods presented. In addition, sub-advisory fees previously netted against revenues are being reported as distribution and service expenses for all periods presented.

[2]	Represents annualized earnings divided by average assets under management.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY DISTRIBUTION CHANNEL

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
RETAIL MUTUAL FUNDS [1]
Beginning balance	$53,040	$49,938	$47,617	$48,186	$45,013
Sales	2,627	2,488	2,864	2,789	3,162
Redemptions	(2,688)	(2,569)	(2,901)	(4,075)	(3,176)
Net flows	(61)	(81)	(37)	(1,286)	(14)
Change in market value and other [2]	2,009	3,183	2,358	717	3,187
Ending balance	$54,988	$53,040	$49,938	$47,617	$48,186
RETIREMENT MUTUAL FUNDS [3]
Beginning balance	$17,878	$16,821	$15,991	$17,622	$16,598
Sales	1,065	1,067	923	937	942
Redemptions	(986)	(1,428)	(1,531)	(2,590)	(1,426)
Net flows	79	(361)	(608)	(1,653)	(484)
Change in market value and other	401	1,418	1,438	22	1,508
Ending balance	$18,358	$17,878	$16,821	$15,991	$17,622
TOTAL MUTUAL FUNDS
Beginning balance	$70,918	$66,759	$63,608	$65,808	$61,611
Sales	3,692	3,555	3,787	3,726	4,104
Redemptions	(3,674)	(3,997)	(4,432)	(6,665)	(4,602)
Net flows	18	(442)	(645)	(2,939)	(498)
Change in market value and other	2,410	4,601	3,796	739	4,695
Ending balance	$73,346	$70,918	$66,759	$63,608	$65,808
AVERAGE MUTUAL FUNDS ASSETS UNDER MANAGEMENT	$72,132	$68,839	$65,183	$64,708	$63,710
ANNUITY MUTUAL FUND ASSETS [4]	$24,957	$25,817	$25,638	$25,901	$26,628
TOTAL ASSETS UNDER MANAGEMENT	$98,303	$96,735	$92,397	$89,509	$92,436
AVERAGE ASSETS UNDER MANAGEMENT	$97,519	$94,566	$90,953	$90,973	$90,042
[1] Includes mutual funds offered within 529 college savings plans.
[2] Includes front end loads on A share products.
[3] Consists of mutual funds offered within employee directed retirement plans.
[4] Consists of Company-sponsored mutual fund assets held in separate accounts supporting variable insurance and investment products.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
MUTUAL FUNDS
ASSET VALUE ROLL FORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
EQUITY
Beginning balance	$42,426	$39,057	$36,186	$38,453	$35,843
Sales	1,906	1,678	1,591	1,446	1,559
Redemptions	(1,819)	(2,043)	(2,054)	(4,821)	(2,951)
Net flows	87	(365)	(463)	(3,375)	(1,392)
Change in market value and other	1,976	3,734	3,334	1,108	4,002
Ending balance	$44,489	$42,426	$39,057	$36,186	$38,453
FIXED INCOME
Beginning balance	$14,632	$14,595	$14,944	$15,213	$14,524
Sales	1,134	1,255	1,507	1,432	1,755
Redemptions	(1,257)	(1,322)	(1,802)	(1,323)	(1,133)
Net flows	(123)	(67)	(295)	109	622
Change in market value and other	152	104	(54)	(378)	67
Ending balance	$14,661	$14,632	$14,595	$14,944	$15,213
MULTI-STRATEGY INVESTMENTS [1]
Beginning balance	$13,860	$13,107	$12,478	$12,142	$11,244
Sales	652	622	689	848	790
Redemptions	(598)	(632)	(576)	(521)	(518)
Net flows	54	(10)	113	327	272
Change in market value and other	282	763	516	9	626
Ending balance	$14,196	$13,860	$13,107	$12,478	$12,142
TOTAL MUTUAL FUNDS [2]	$73,346	$70,918	$66,759	$63,608	$65,808
[1] Includes balanced, allocation, target date and alternatives.
[2] Excludes annuity mutual fund assets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
FINANCIAL HIGHLIGHTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
NET INCOME (LOSS)
U.S. Annuity	$108	$41	$69	$23	$63
International Annuity [1]	22	(78)	(80)	(407)	(490)
Institutional and other [2] [3]	15	22	18	52	133
Talcott Resolution net income (loss)	145	(15)	7	(332)	(294)
Less: Unlock benefit (charge), after tax	14	47	(67)	36	(541)
Less: Restructuring and other costs, after tax	—	—	(1)	1	(1)
Less: Income (loss) from discontinued operations, after tax [1]	—	(2)	(6)	(124)	(1)
Less: Net reinsurance gain (loss) on dispositions, after tax	—	—	—	1	44
Less: Net realized gains (losses) and other, after tax and DAC, excluded from core earnings	(44)	(233)	(123)	(442)	43
Talcott Resolution core earnings	$175	$173	$204	$196	$162
CORE EARNINGS (LOSSES)
U.S. Annuity	$89	$81	$89	$79	$73
International Annuity	64	72	91	96	69
Institutional and other [2]	22	20	24	21	20
Talcott Resolution core earnings	$175	$173	$204	$196	$162

[1]	The three months ended June 30, 2013 includes a loss on disposition of $102 and loss from discontinued operations of $22 for the period related to the U.K. variable annuity business.

[2]	Other consists of PPLI and residual income or tax benefits associated with the reinsurance of the policyholder and separate account liabilities of the Retirement Plans and Individual Life businesses. The Retirement Plans and Individual Life businesses were sold in January 2013.

[3]	Includes derivative gains of $71 for the three months ended March 31, 2013 primarily associated with previously terminated derivatives associated with fixed rate bonds sold in connection with the Retirement Plans and Individual Life business dispositions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
SUPPLEMENTAL DATA

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
CORE EARNINGS - RETURN ON ASSETS (bps, after tax) [1]
U.S. Annuity	50.3	45.0	49.0	42.3	38.4
Japan Annuity	118.6	118.0	135.4	133.1	88.4
FULL SURRENDER RATES [2]
U.S. variable annuity	12.3%	14.5%	20.3%	17.5%	14.5%
Japan variable annuity	38.1%	41.5%	30.8%	34.8%	9.6%
CONTRACT COUNTS (in thousands)
U.S. variable annuity	747	774	802	839	873
U.S. fixed annuity and other	163	170	176	180	184
Japan variable annuity	270	305	341	368	400
Japan fixed annuity	21	23	24	25	26
ACCOUNT VALUE (end of period)
U.S. variable annuity	$59,547	$61,812	$61,512	$62,579	$65,500
U.S. fixed annuity and other	9,917	10,142	10,455	10,670	10,797
Total U.S. Annuity account value	$69,464	$71,954	$71,967	$73,249	$76,297
Japan variable annuity	17,800	20,130	22,846	23,921	26,934
Japan fixed annuity and other	3,129	3,061	3,384	3,368	3,553
Total Japan Annuity account value	$20,929	$23,191	$26,230	$27,289	$30,487

[1]	Represents annualized earnings divided by a two-point average of assets under management.

[2]	Represents annualized surrenders (full contract liquidation excluding partial withdrawals) divided by a two-point average of annuity account values.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
U.S. ANNUITY
ACCOUNT VALUE ROLLFORWARD

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
VARIABLE ANNUITIES
Beginning balance	$61,812	$61,512	$62,579	$65,500	$64,824
Deposits	66	60	77	180	226
Partial withdrawals	(634)	(748)	(647)	(630)	(710)
Full surrenders	(1,860)	(2,235)	(3,153)	(2,805)	(2,356)
Death benefits/annuitizations/other [1]	(521)	(470)	(445)	(472)	(468)
Transfers	(1)	—	(2)	(1)	1
Net flows	(2,950)	(3,393)	(4,170)	(3,728)	(3,307)
Change in market value/change in reserve/interest credited and other	685	3,693	3,103	807	3,983
Ending balance	$59,547	$61,812	$61,512	$62,579	$65,500
FIXED MARKET VALUE ADJUSTED (“MVA”) AND OTHER
Beginning balance	$10,142	$10,455	$10,670	$10,797	$10,848
Deposits	—	—	—	2	6
Surrenders	(331)	(381)	(264)	(161)	(103)
Death benefits/annuitizations/other [1]	7	(58)	(64)	(72)	(74)
Transfers	1	(2)	(2)	(3)	—
Net flows	(323)	(441)	(330)	(234)	(171)
Change in market value/change in reserve/interest credited and other	98	128	115	107	120
Ending balance	$9,917	$10,142	$10,455	$10,670	$10,797
TOTAL U.S. ANNUITY
Beginning balance	$71,954	$71,967	$73,249	$76,297	$75,672
Deposits	66	60	77	182	232
Surrenders	(2,825)	(3,364)	(4,064)	(3,596)	(3,169)
Death benefits/annuitizations/other [1]	(514)	(528)	(509)	(544)	(542)
Transfers	—	(2)	(4)	(4)	1
Net flows	(3,273)	(3,834)	(4,500)	(3,962)	(3,478)
Change in market value/change in reserve/interest credited and other	783	3,821	3,218	914	4,103
Ending balance	$69,464	$71,954	$71,967	$73,249	$76,297

[1]	Includes transfers from the accumulation phase to the annuitization phase.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
JAPAN ANNUITY
ACCOUNT VALUE ROLL FORWARD

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
VARIABLE ANNUITIES
Beginning balance	$20,130	$22,846	$23,921	$26,934	$27,716
Surrenders	(1,848)	(2,273)	(1,842)	(2,257)	(694)
Annuitizations [1]	(130)	(92)	(42)	(30)	(31)
Annuity lump sum [2]	(264)	(139)	(57)	(42)	(34)
Death benefits/other	(155)	(161)	(159)	(134)	(155)
Net flows	(2,397)	(2,665)	(2,100)	(2,463)	(914)
Change in market value/change in reserve/interest credited	(349)	1,421	736	916	2,402
Effect of currency translation	416	(1,472)	289	(1,466)	(2,270)
Ending balance	$17,800	$20,130	$22,846	$23,921	$26,934
FIXED MARKET VALUE ADJUSTED ("MVA") AND OTHER
Beginning balance	$3,061	$3,384	$3,368	$3,553	$3,908
Surrenders	(22)	(28)	(28)	(26)	(41)
Annuitizations	130	92	42	30	31
Payouts	(101)	(179)	(49)	(34)	(29)
Death benefits/other	(16)	(13)	(8)	(14)	(15)
Net flows	(9)	(128)	(43)	(44)	(54)
Change in market value/change in reserve/interest credited	14	25	18	28	37
Effect of currency translation	63	(220)	41	(169)	(338)
Ending balance	$3,129	$3,061	$3,384	$3,368	$3,553
TOTAL JAPAN ANNUITY
Beginning balance	$23,191	$26,230	$27,289	$30,487	$31,624
Surrenders	(1,870)	(2,301)	(1,870)	(2,283)	(735)
Annuity lump sum/payouts	(365)	(318)	(106)	(76)	(63)
Death benefits/other	(171)	(174)	(167)	(148)	(170)
Net flows	(2,406)	(2,793)	(2,143)	(2,507)	(968)
Change in market value/change in reserve/interest credited	(335)	1,446	754	944	2,439
Effect of currency translation	479	(1,692)	330	(1,635)	(2,608)
Ending balance	$20,929	$23,191	$26,230	$27,289	$30,487
[1] Variable annuitizations reflect policyholders electing, generally at annuity commencement date, to receive their account value with interest over a series of periodic payments.
[2] Annuity lump sum reflects policyholders electing at annuity commencement date to receive their full account value immediately.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
TALCOTT RESOLUTION
ANNUITY DEATH AND LIVING BENEFITS

	AS OF:
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
U.S. Variable Annuity Business
S&P 500 index value at end of period	1,872	1,848	1,682	1,606	1,569

Total account value with guaranteed minimum death benefits (“GMDB”)	$59,547	$61,812	$61,512	$62,579	$65,500
GMDB gross net amount of risk ("NAR")	4,192	4,325	4,657	5,195	5,349
% of GMDB NAR reinsured	77%	76%	75%	72%	72%
GMDB retained NAR [2]	971	1,026	1,183	1,457	1,498
GMDB net GAAP liability	322	316	301	298	293

Total account value with guaranteed minimum withdrawal benefits (“GMWB”)	$29,036	$30,262	$30,907	$32,035	$34,106
GMWB gross NAR	163	167	228	344	361
% of GMWB NAR reinsured	21%	20%	18%	18%	19%
GMWB retained NAR [2]	129	134	187	282	293
GMWB net GAAP (asset) liability	(15)	(3)	158	513	651

Japan Variable Annuity Business
Yen / $	103.0	105.1	98.1	99.3	94.0
Yen / Euro	141.9	144.8	132.8	129.1	120.7

Total account value with GMDB	$17,800	$20,130	$22,846	$23,921	$26,934
GMDB gross NAR	955	779	1,624	2,218	3,091
% of GMDB NAR reinsured	30%	29%	23%	21%	20%
GMDB retained NAR	668	552	1,250	1,760	2,467

Total account value with guaranteed minimum income benefits (“GMIB”) [1]	$16,309	$18,483	$21,102	$22,174	$25,129
GMIB retained NAR [2]	164	128	509	851	1,280
GMDB/GMIB net GAAP liability	259	249	336	383	468

[1]	Total GMIB account value also includes other living benefits.

[2]
Policies with a guaranteed living benefit (a GMWB in the U.S., or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown. These benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or GMIB, its GMDB NAR is released.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
VARIABLE ANNUITY GUARANTEED BENEFITS
($ in billions)

	As of March 31, 2014
	Account Value	Gross Net Amount at Risk	Retained Net Amount at Risk	% of Contracts In the Money[2]	% In the Money[2][3]
U. S. variable annuity [1]
GMDB	$59.5	$4.2	$1.0	17%	23%
GMWB	29.0	0.2	0.1	6%	12%
Japan variable annuity [1]
GMDB	17.8	1.0	0.7	36%	10%
GMIB	16.3	0.2	0.2	26%	4%

	As of December 31, 2013
	Account Value	Gross Net Amount at Risk	Retained Net Amount at Risk	% of Contracts In the Money[2]	% In the Money[2][3]
U. S. variable annuity [1]
GMDB	$61.8	$4.3	$1.0	16%	26%
GMWB	30.3	0.2	0.1	5%	12%
Japan variable annuity [1]
GMDB	20.1	0.8	0.6	31%	8%
GMIB	18.5	0.1	0.1	20%	3%

[1]	Policies with a guaranteed living benefit (a GMWB in the U.S. or a GMIB in Japan) also have a guaranteed death benefit. The net amount at risk (“NAR”) for each benefit is shown;
however these benefits are not additive. When a policy terminates due to death, any NAR related to GMWB or GMIB is released. Similarly, when a policy goes into benefit status on a GMWB or GMIB, its GMDB NAR is released.

[2]	Excludes contracts that are fully reinsured.

[3]	For all contracts that are “in the money”, this represents the percentage by which the average contract was in the money.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Fee income	$3	$4	$2	$2	$3
Net investment income	2	8	6	—	13
Other revenues	—	1	—	—	—
Net realized capital gains (losses)	(9)	2	(5)	10	(96)
Total revenues	(4)	15	3	12	(80)
Insurance operating costs and other expenses [1]	12	34	(60)	14	26
Loss on extinguishment of debt [2]	—	—	—	—	213
Reinsurance loss on dispositions [3]	—	—	—	—	69
Interest expense	95	96	94	100	107
Restructuring and other costs	20	15	14	19	16
Total expenses	127	145	48	133	431
Loss before income taxes	(131)	(130)	(45)	(121)	(511)
Income tax benefit	(46)	(36)	(17)	(46)	(153)
Net loss	(85)	(94)	(28)	(75)	(358)
Less: Restructuring and other costs, after tax	(13)	(10)	(9)	(12)	(10)
Less: Loss on extinguishment of debt, after tax [2]	—	—	—	—	(138)
Less: Net reinsurance loss on dispositions, after tax [3]	—	—	—	—	(69)
Less: Net realized capital gains (losses), after tax and DAC, excluded from core losses	(9)	8	(3)	6	(68)
Core losses	$(63)	$(92)	$(16)	$(69)	$(73)

[1]	In the three months ended September 30, 2013 insurance operating costs and other expenses include a benefit of $57, before tax, for an insurance recovery from the Company's insurers for past legal expenses associated with closed litigation and a benefit of $19, before tax, from the resolution of items under the Company's spin-off agreement with its former parent company.

[2]	In the three months ended March 31, 2013 the Company repurchased approximately $800 of outstanding senior notes and debentures. Loss on extinguishment of debt consists of the premium associated with repurchasing the debentures at an amount greater than the face amount, the write-off of the unamortized discount and debt issuance and other costs related to the repurchase transactions.
[3]In the three months ended March 31, 2013 reinsurance loss on dispositions consists of a reduction in goodwill related to the sale of the Retirement Plans business.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	511	514	540	548	554
Tax-exempt	117	118	117	116	116
Total fixed maturities	628	632	657	664	670
Equity securities, trading	(236)	1,432	878	1,189	2,562
Equity securities, available-for-sale	7	9	7	8	6
Mortgage loans	66	70	65	62	65
Policy loans	20	21	20	22	20
Limited partnerships and other alternative investments [2]	97	80	46	95	66
Other [3]	47	50	47	45	58
Subtotal	629	2,294	1,720	2,085	3,447
Investment expense	(29)	(35)	(30)	(29)	(29)
Total net investment income	600	2,259	1,690	2,056	3,418
Less: Equity securities, trading	(236)	1,432	878	1,189	2,562
Total net investment income, excluding equity securities, trading	836	827	812	867	856
Annualized investment yield, before tax [4]	4.4%	4.3%	4.2%	4.4%	4.3%
Annualized investment yield, after-tax [4]	3.1%	3.0%	2.9%	3.1%	3.0%

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.

[4]	Represents annualized net investment income (excluding income related to equity securities, trading) divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding equity securities, trading, repurchase agreement and dollar roll collateral, consolidated variable interest entity non-controlling interests, and derivatives book value. Yield calculations for the three months ended March 31, 2013 exclude assets transfered due to the sale of the Retirement Plans and Individual Life businesses. Yield calculations for each of the three month periods in 2013 exclude income and assets associated with the disposal of the Hartford Life International Limited business which was sold in December 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT EARNINGS BEFORE TAX
PROPERTY & CASUALTY COMBINED

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	166	165	168	175	172
Tax-exempt	92	92	92	91	92
Total fixed maturities	258	257	260	266	264
Equity securities, available-for-sale	3	4	3	4	2
Mortgage loans	16	16	13	11	12
Limited partnerships and other alternative investments [2]	48	46	20	50	39
Other [3]	10	12	9	16	3
Subtotal	335	335	305	347	320
Investment expense	(9)	(11)	(9)	(9)	(8)
Total net investment income	326	324	296	338	312
Annualized investment yield, before tax [4]	4.5%	4.5%	4.2%	4.8%	4.5%
Annualized investment yield, after-tax [4]	3.4%	3.5%	3.1%	3.6%	3.5%

[1]	Includes income on short-term bonds.

[2]	Alternative investments include income on real estate joint ventures and hedge fund investments outside of limited partnerships.

[3]	Primarily represents income from derivatives that hedge fixed maturities and qualify for hedge accounting.

[4]	Represents annualized net investment income divided by the monthly average invested assets at cost, amortized cost, or adjusted carrying value, as applicable, excluding repurchase agreement and dollar roll collateral, consolidated variable interest entity non-controlling interests, and derivatives book value.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME BY SEGMENT
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Net Investment Income (Loss)
Commercial Markets	$256	$252	$230	$262	$240
Consumer Markets	35	36	33	39	37
P&C Other Operations	35	36	33	37	35
Total Property & Casualty	326	324	296	338	312
Group Benefits	96	97	96	100	97
Talcott Resolution	412	398	414	429	434
Corporate	2	8	6	—	13
Total net investment income, excluding equity securities, trading	$836	$827	$812	$867	$856
Equity securities, trading	(236)	1,432	878	1,189	2,562
Total net investment income	$600	$2,259	$1,690	$2,056	$3,418

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED CAPITAL GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED
	Mar. 31 2014	Dec. 31 2013	Sept. 30 2013	Jun. 30 2013	Mar. 31 2013
Net Realized Capital Gains (Losses)
Gross gains on sales [1]	$197	$353	$106	$211	$1,717
Gross losses on sales	(148)	(353)	(139)	(118)	(82)
Net impairment losses	(22)	(14)	(26)	(12)	(21)
Valuation allowances on mortgage loans	—	(1)	—	—	—
Japan fixed annuity contract hedges, net [2]	(9)	10	(8)	1	3
Periodic net coupon settlements on credit derivatives/Japan [3]	3	(4)	3	—	(6)
Results of variable annuity hedge program
U.S. GMWB derivatives, net	15	43	203	(31)	47
U.S. macro hedge	(10)	(52)	(50)	(47)	(85)
Total U.S. program	5	(9)	153	(78)	(38)
International program	(32)	(387)	(286)	(742)	(171)
Total results of variable annuity hedge program	(27)	(396)	(133)	(820)	(209)
Other net gain (loss) [4]	(80)	116	35	90	204
Total net realized capital gains (losses)	$(86)	$(289)	$(162)	$(648)	$1,606
Less: Realized gain on dispositions, before tax	—	—	—	1	1,574
Less: Realized gains (losses), included in core earnings, before tax	4	(3)	4	2	(5)
Total net realized capital gains (losses) and other, before tax and DAC, excluded from core earnings (losses)	(90)	(286)	(166)	(651)	37
Less: Impacts of DAC	16	(10)	28	(6)	(6)
Less: Impacts of tax	(36)	(99)	(64)	(232)	24
Total net realized capital gains (losses), net of tax and DAC, excluded from core earnings (losses)	$(70)	$(177)	$(130)	$(413)	$19

[1]	Includes $1.5 billion of gains for the three months ended March 31, 2013 relating to the sales of the Retirement Plans and Individual Life businesses.

[2]	Relates to the Japan fixed annuity product (adjustment of product liability for changes in spot currency exchange rates, related derivative hedging instruments excluding periodic net coupon settlements, and Japan FVO securities).

[3]	Included in core earnings.

[4]
Primarily consists of changes in value of non-qualifying derivatives, Japan 3Win related foreign currency swaps, and transactional foreign currency re-valuation associated with the internal reinsurance of the Japan variable annuity business, which is offset in AOCI. Includes $71 of derivative gains relating to the sales of the Retirement Plans and Individual

Life businesses for the three months ended March 31, 2013.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Mar. 31 2014		Dec. 31 2013		Sept. 30 2013		Jun. 30 2013		Mar. 31 2013
	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent	Amount [1]	Percent
Total investments	$97,084	100.0%	$98,401	100.0%	$103,064	100.0%	$105,520	100.0%	$114,838	100.0%
Less: Equity securities, trading	17,418	17.9%	19,745	20.1%	22,343	21.7%	23,362	22.1%	28,099	24.5%
Total investments excluding trading securities	$79,666	82.1%	$78,656	79.9%	$80,721	78.3%	$82,158	77.9%	$86,739	75.5%
Asset-backed securities	$2,252	3.6%	$2,365	3.8%	$2,362	3.7%	$2,453	3.8%	$2,422	3.5%
Collateralized debt obligations	2,394	3.8%	2,387	3.8%	2,550	4.0%	2,623	4.0%	2,558	3.7%
Commercial mortgage-backed securities	4,568	7.2%	4,446	7.1%	4,489	7.0%	4,733	7.3%	5,205	7.5%
Corporate	29,040	45.8%	28,490	45.7%	28,770	45.0%	29,666	45.7%	31,468	45.2%
Foreign government/government agencies	4,050	6.4%	4,104	6.6%	3,968	6.2%	3,825	5.9%	3,927	5.6%
Municipal	12,682	20.0%	12,173	19.5%	12,543	19.6%	12,569	19.4%	13,238	19.0%
Residential mortgage-backed securities	4,556	7.2%	4,647	7.5%	5,086	7.9%	5,167	8.0%	6,716	9.6%
U.S. Treasuries	3,797	6.0%	3,745	6.0%	4,255	6.6%	3,845	5.9%	4,133	5.9%
Total fixed maturities, available-for-sale	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%
U.S. government/government agencies	$8,194	12.9%	$8,208	13.2%	$8,923	13.9%	$8,588	13.2%	$10,563	15.2%
AAA	6,410	10.1%	6,376	10.2%	6,377	10.0%	6,638	10.2%	7,265	10.4%
AA	12,930	20.4%	12,273	19.7%	12,923	20.2%	13,273	20.5%	13,877	19.9%
A	16,084	25.4%	15,498	24.9%	15,412	24.1%	15,514	23.9%	17,007	24.4%
BBB	16,006	25.3%	16,087	25.7%	16,187	25.2%	16,570	25.6%	17,079	24.5%
BB & below	3,715	5.9%	3,915	6.3%	4,201	6.6%	4,298	6.6%	3,876	5.6%
Total fixed maturities, available-for-sale	$63,339	100.0%	$62,357	100.0%	$64,023	100.0%	$64,881	100.0%	$69,667	100.0%

[1]	Amount represents the value at which the assets are presented on the Consolidating Balance Sheets. Consolidating Balance Sheets are presented on page 4.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
AS OF MARCH 31, 2014

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets [1]
Top Ten Corporate and Equity, Available-for-sale, Exposures by Sector
Utilities	$5,720	$6,186	7.7%
Financial Services	5,485	5,720	7.2%
Consumer non-cyclical	3,594	3,915	4.9%
Technology and communications	3,075	3,339	4.2%
Basic Industry	2,493	2,626	3.3%
Energy	2,312	2,523	3.2%
Capital goods	2,086	2,269	2.8%
Consumer cyclical	1,880	2,020	2.5%
Transportation	939	1,008	1.3%
Other	198	214	0.3%
Total	$27,782	$29,820	37.4%
Top Ten Exposures by Issuer [2]
Government of Japan [3]	$2,902	$2,843	3.6%
Goldman Sachs Group Inc.	316	335	0.4%
State of Illinois	310	321	0.4%
State of California	263	288	0.4%
JP Morgan Chase & Co.	301	286	0.4%
HSBC Holdings PLC	266	270	0.3%
National Grid PLC	241	270	0.3%
Commonwealth of Massachusetts	240	264	0.3%
Bank of America Corp.	247	250	0.3%
Verizon Communication Inc.	200	230	0.3%
Total	$5,286	$5,357	6.7%

[1]	Excludes equity securities, trading.

[2]	Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exposures resulting from derivative transactions and equity securities, trading.

[3]	These securities are included in short-term investments, fixed maturities, AFS, and fixed maturities, fair value option on the Company’s Consolidating Balance Sheets.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in six reporting segments, Property & Casualty Commercial, Consumer Markets, Property & Casualty Other Operations, Group Benefits, Mutual Funds and Talcott Resolution, as well as a Corporate category.
The consolidating balance sheets and certain balance sheet measures incorporated herein are presented as follows: Life consists of Talcott Resolution, Mutual Funds, Group Benefits, and an Other category. Property & Casualty ("P&C") consists of P&C Commercial, Consumer Markets and P&C Other Operations. Corporate consists of the Corporate category.
Property & Casualty is organized into three reporting segments; P&C Commercial, Consumer Markets and P&C Other Operations ("Property & Casualty Combined"). P&C Commercial provides workers' compensation, property, automobile, liability and umbrella coverages under several different products, primarily throughout the United States (“U.S.”), within its standard commercial lines, which consists of the Company's small commercial and middle market lines of business. Additionally, a variety of customized insurance products and risk management services including workers' compensation, automobile, general liability, professional liability, fidelity, surety, livestock and specialty casualty coverages are offered through the segment's specialty lines. Consumer Markets provides standard automobile, homeowners and home-based business coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, currently managed by the Company, that have discontinued writing new business and substantially all of the Company's asbestos and environmental exposures.
Group Benefits provides employers, associations, affinity groups and financial institutions with group life, accident and disability coverage, along with other products and services, including voluntary benefits and group retiree health.
Mutual Funds offers mutual funds for retail accounts such as retirement plans and 529 college savings plans and provides investment-management and administrative services such as product design, implementation and oversight.
Talcott Resolution is comprised of runoff business from the Company's U.S. annuity, international (entirely Japan) annuity, and institutional and private-placement life insurance businesses, as well as the Retirement Plans and Individual Life businesses sold in January 2013 and the U.K. variable annuity business sold in December 2013.
Corporate includes the Company's debt financing and related interest expense, as well as other capital raising activities, certain purchase accounting adjustments and other charges not allocated to the segments.
Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include sales, deposits, net flows, account value, insurance in-force, premium retention, renewal written price increases and policy count retention. Premium retention is defined as renewal premium written in the current period divided by total premium written in the prior period. Renewal written price increases represent the combined effect of rate changes and amount of insurance per unit of exposure since the prior year. Policy count retention represents the ratio of the number of policies renewed during the period divided by the number of policies from the previous policy term period.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (amortization of deferred policy acquisition costs, as well as other underwriting expenses) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses and expenses for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses to earned premiums.
The Company, along with others in the life insurance industry, uses underwriting ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of total benefits, losses and loss adjustment expenses, excluding buyouts, to total premiums and other considerations excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses to total premiums and other considerations excluding buyout premiums.
DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance for the periods presented herein. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies.
The Company uses the non-GAAP financial measure core earnings as an important measure of the Company's operating performance. We believe that core earnings provides investors with a valuable measure of the performance of the Company's ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain realized capital gains and losses, discontinued operations, loss on extinguishment of debt, gains and losses from disposal of businesses, certain restructuring charges and the impact of Unlocks to deferred policy acquisition costs (“DAC”), sales inducement assets ("SIA"), unearned revenue reserve ("URR") and death and other insurance benefit reserve balances. Some realized capital gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses (after tax and the effects of DAC) that tend to be highly variable from period to period based on capital market conditions. We believe, however, that some realized capital gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives and net periodic settlements on the Japan fixed annuity cross-currency swap. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income. Net income is the most directly comparable GAAP measure. Core earnings should not be considered as a substitute for net income and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income and core earnings when reviewing the Company's performance. A reconciliation of core earnings to net income (loss) for the periods presented herein is set forth on page 2.
Core earnings per share is calculated based on the non-GAAP financial measure core earnings. We believe that the measure core earnings per share provides investors with a valuable measure of the Company's operating performance for many of the same reasons applicable to its underlying measure, core earnings. Net income per share is the most directly comparable GAAP measure. Core earnings per share should not be considered as a substitute for net income per share and does not reflect the overall profitability of the Company's business. Therefore, we believe that it is useful for investors to evaluate both net income per share and core earnings per share when reviewing our performance.

Book value per common share excluding AOCI is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding. The Company provides book value per common share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per common share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per common share is the most directly comparable GAAP measure. A reconciliation of book value per common share to book value per common share, excluding AOCI, for the periods presented herein is set forth at page 1.
Book value per diluted share, excluding AOCI, is calculated based upon a non-GAAP financial measure. It is calculated by dividing (a) total stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides book value per diluted share excluding AOCI to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. We believe book value per diluted share, excluding AOCI, is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable GAAP measure. A reconciliation of book value per diluted share to book value per diluted share, excluding AOCI, for the periods presented herein is set forth at page 1.
The Company provides different measures of the return on common equity (“ROE”). ROE (core earnings last twelve months to common equity, excluding AOCI), is calculated based on non-GAAP financial measures. ROE (core earnings last twelve months to common equity, excluding AOCI) is calculated by dividing (a) core earnings for the prior four fiscal quarters by (b) average common stockholders' equity, excluding AOCI. When calculating ROE, the Mandatory Convertible preferred stock (“MCP”) is included in average common stockholders' equity and MCP dividends are added back to net income (loss) available to common shareholders and core earnings (losses) available to common shareholders. The Company provides to investors return-on-equity measures based on its non-GAAP core earnings financial measures for the reasons set forth in the related discussion above. The Company excludes AOCI in the calculation of these return-on-equity measures to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. ROE (net income last twelve months to common equity, including AOCI) is the most directly comparable GAAP measure.
Written premiums is a statutory accounting financial measure used by the Company as an important indicator of the operating performance of the Company's P&C Commercial and Consumer Markets operations. Because written premiums represents the amount of premium charged for policies issued, net of reinsurance, during a fiscal period, the Company believes it is useful to investors because it reflects current trends in the Company's sale of property and casualty insurance products. Earned premiums, the most directly comparable GAAP measure, represents all premiums that are recognized as revenues during a fiscal period. The difference between written premiums and earned premiums is attributable to the change in unearned premium reserves. A reconciliation of written premiums to earned premiums for P&C Commercial and Consumer Markets is set forth herein on pages 12 and 15, respectively.
The Company's management evaluates profitability of the P&C businesses primarily on the basis of underwriting gain (loss). Underwriting gain (loss) is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of the Company's pricing. Underwriting profitability over time is also greatly influenced by the Company's underwriting discipline, which seeks to manage exposure to loss through favorable risk selection and diversification, its management of claims, its use of reinsurance and its ability to manage its expense ratio, which it accomplishes through economies of scale and its management of acquisition costs and other underwriting expenses. We believe that underwriting gain (loss) provides investors with a valuable measure of before tax profitability derived from underwriting activities, which are managed separately from the Company's investing activities.
A catastrophe is a severe loss, resulting from natural or manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack and similar events. Each catastrophe has unique characteristics. Catastrophes are not predictable as to timing or loss amount in advance, and therefore their effects are not included in earnings or losses and loss adjustment expense reserves prior to occurrence. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings.
After-tax margin, excluding buyouts and realized gains (losses), is a non-GAAP financial measure that the Company uses to evaluate, and believes is an important measure of, the Group Benefits segment's operating performance. After-tax margin is the most directly comparable U.S. GAAP measure. We believe that after-tax margin, excluding buyouts and realized gains (losses), provides investors with a valuable measure of the performance of certain of the Company's on-going businesses because it reveals trends in those businesses that may be obscured by the effect of realized gains (losses). After-tax margin, excluding buyouts and realized gains (losses), should not be considered as a substitute for after-tax margin and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both after-tax margin, excluding buyouts and realized gains (losses), and after-tax margin when reviewing the Company's performance. After-tax margin, excluding buyouts and realized gains (losses) is calculated by dividing core earnings excluding buyouts and realized gains (losses) by total core revenues excluding buyouts and realized gains (losses).
ROA, core earnings is a non-GAAP financial measure that the Company uses to evaluate the Mutual Funds and Talcott Resolution segments' operating performance. ROA is the most directly comparable U.S. GAAP measure. We believe that ROA, core earnings, provides investors with a valuable measure of the performance of these businesses because it reveals trends in our businesses that may be obscured by the effect of realized gains (losses). ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our businesses. Therefore, we believe it is important for investors to evaluate both ROA, core earnings, and ROA when reviewing the Company's performance.